Abraxas Petroleum Corporate Update February 2014 Exhibit 99.2

* The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Forward-Looking Statements

* I. Abraxas Petroleum Overview

* Headquarters.......................... San Antonio Employees............................... 109 Shares outstanding(1)……......... 93.5 mm Market cap(3) …………………….... $296 mm Total debt (cash)(2)………………. $38 mm PV-10(7)……………………………….. $240 mm Fully diluted shares outstanding as of September 30, 2013. Total debt including RBL facility, rig loan and building mortgage less cash. As of 12/31/13. Share price as of January 31, 2013. Enterprise value includes working capital deficit as of September 30, 2013, but does not include building mortgage or rig loan. Includes RBL debt as of December 31, 2013. Mid-point of 2013 yearly average production guidance. Calculation using midpoint of 2013 yearly average production guidance and net proved reserves as of June 30, 2013 pro forma for WyCross divestiture. Net proved reserves as of June 30, 2013 pro forma for WyCross divestiture. Uses SEC TTM average pricing of $92.79/bbl and $3.50/mcf. EV/BOE(2,3,4)………………………... $17.15 Proved Reserves(7).…………..... 21.1 mmboe % Oil/Liquids……………… ~61% % Proved developed….. ~61% Production(5).……………………… 4,325 boepd R/P Ratio(6)…………………………. 13.4x 2014E CAPEX………………………. $105mm NASDAQ: AXAS Corporate Profile

* Exposure to "core" acreage in top U.S. oil resource plays Targeted acreage acquisitions in geologically controlled areas of core basins Premier Position Value + Growth Low decline legacy production provides solid foundation Disciplined, ROR focused development model = visible/repeatable growth Oil Weighted 67% crude oil and liquids weighted by production(1) 100% of 2014E capital directed towards Eagle Ford and Bakken Financially Sound Under 1.0x debt/EBITDA (2) High margin, long lived crude oil weighted production base = strong cash flow On production basis as of 9/30/13. As of 12/31/13, excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA) Experienced Leadership Senior management with 33 average years of industry experience Deep technical and geological/geophysical staff Abraxas Highlights

* Proved Reserves(1) – 21.1 mmboe Production(2) – 4,781 boepd Reserve Mix(1) Revenue By Production Stream Reserve / Production Summary High-quality, Long-Lived, Oil Weighted Assets Net proved reserves as of June 30, 2013 pro forma for WyCross divestiture. Daily net production for the quarter ended September 30, 2013

* (1) Assumes midpoint of AXAS 4Q13E production guidance of 4,300-4,350 boepd. (Boepd) Oil/NGL % 51% 52% 52% 54% 58% 60% 67% 68% Production Net to AXAS 51% Liquids Growth 1Q12-4Q13E Refocusing on Oil and Liquids

* Abraxas Hedging Profile On March 19, 2013 Abraxas entered Brent vs WTI spread to better reflect actual realized pricing for the company’s Eagle Ford volumes. The weighted average price for WTI was calculated by taking out the exact volumes of the Brent hedge, starting with the highest price WTI swaps.  PDP volumes per June 30, 2013 reserve report adjusted for asset sales (non op Bakken, WyCross).

* Williston: Bakken / Three Forks Powder River Basin: Turner Midland/Eastern Shelf: Conventional & Emerging Oil Eagle Ford Shale Delaware Basin: Montoya/Devonian/Miss Gas, Shallow Oil, Emerging Hz Oil Proved Reserves (mmboe)(1): 21.1 Proved Developed(1): 61% Liquids(1): 61% Abraxas Petroleum Corporation Core Regions Net proved reserves as of June 30, 2013 pro forma for WyCross divestitutre.

* II. Strategic Plan

* Strategic Plan – 2014+ Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA)

* OGJ150 Quarterly. Includes companies whose accounting methods vary. Excludes companies whose results were inflated by identifiable extraordinary gains. Excludes royalty trusts. Other companies include: Prime Energy Corp, Comstock Resources, EPL Oil & Gas, American Eagle Energy Corp., Dorchester Minerals L.P., Continental Resources, Inc., Linn Energy LLC, Chaparral Energy Inc., Reserve Petroleum Co. Outcome of ROR Focused Strategy Abraxas is committed to focusing on full cycle ROR development drilling in its core basins. The results of this focus, in addition to an active 2013 divestiture campaign which removed numerous low margin, high LOE barrels from the production base, continue to be reflected in the company’s financial statements. According to the November 2013 Oil and Gas Financial Journal, Abraxas ranked first amongst all exploration and production companies on an ROE basis for the quarter end June 30, 2013.

* III. Asset Base Overview

* Bakken / Three Forks Positioned in Core Areas North Fork 4,935 Net Acres North Fork Area McKenzie County, ND Lillibridge Area McKenzie County, ND South Elm Coulee Area Richland County, MT Lillibridge South Elm Coulee

* North Fork 5 completed wells 3 wells waiting on completion 4 wells drilling 13 wells to drill 193 boepd net (1) Pershing Field (Lillibridge) 8 new completions East & West pad: on production 1 well to drill 1,414 boepd net (1) Bakken / Three Forks Positioned in a Core Area (North Fork) Average production net to Abraxas for the month of December 2013

Bakken / Three Forks

Focused on Execution

ABRAXAS

Well	Objective	Lat. Length	Stages	30-day IP (boepd) (1)	Status
Ravin 26-35 1H	Three Forks	10,000	23	391	Producing
Stenehjem 27-34 1H	Middle Bakken	6,000	17	688	Producing
Jore Federal 2-11 3H	Three Forks	10,000	35	510	Producing
Ravin 26-35 2H	Middle Bakken	10,000	16	421	Producing
Ravin 26-35 3H	Middle Bakken	10,000	26	627	Producing
Lillibridge 4H	Three Forks	8,472	26	922	Producing
Lillibridge 3H	Middle Bakken	10,000	33	1,291	Producing
Lillibridge 2H	Three Forks	9,529	30	958	Producing
Lillibridge 1H	Middle Bakken	10,000	33	1,275	Producing
Lillibridge 8H	Three Forks	10,000	33	1,020	Producing
Lillibridge 7H	Middle Bakken	10,000	34	1,005	Producing
Lillibridge 6H	Three Forks	10,000	33	921	Producing
Lillibridge 5H	Middle Bakken	10,000	33	1,049	Producing
Jore Federal 2-11 1H	Three Forks	10,000	NA	NA	Waiting on completion
Jore Federal 2-11 2H	Middle Bakken	10,000	NA	NA	Waiting on completion
Jore Federal 2-11 4H	Three Forks	10,000	NA	NA	Waiting on completion
Ravin 8H	Three Forks	10,000	NA	NA	Permitted
Ravin 7H	Middle Bakken	10,000	NA	NA	Permitted
Ravin 6H	Three Forks	10,000	NA	NA	Permitted
Ravin 5H	Middle Bakken	10,000	NA	NA	Permitted

(1) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

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* Lillibridge Qi’s (30 days) Pete/Nancy Updating BOOKED BOOKED BOOKED ACTUAL ACTUAL ACTUAL Well # Oil Gas BOE Oil Gas BOE #1 13,500 13,500 15,750 31,000 42,500 38,000 #2 13,500 13,500 15,750 24,400 32,000 29,700 #3 13,500 13,500 15,750 32,200 47,000 40,000 #4 13,500 13,500 15,750 18,000 27,000 22,500 #5 13,500 13,500 15,750 25,400 34,300 31,100 #6 13,500 13,500 15,750 21,700 28,500 26,500 #7 13,500 13,500 15,750 25,000 30,100 30,000 #8 13,500 13,500 15,750 25,800 26,600 30,200

* Bakken / Three Forks Outperforming Type Curve (NorthFork)

* Abraxas’ Eagle Ford Properties ~8,500 Net Acres Jourdanton Area Atascosa County Black oil Cave Area McMullen County Black oil Dilworth East Area McMullen County Oil/condensate Yoakum Area (not shown) Dewitt and Lavaca County Dry gas Jourdanton Area Cave Area Dilworth East Area

* Eagle Ford Jourdanton Jourdanton 5,700 acre lease block, 100% WI 50 well potential Blue Eyes 1H 30 day IP 405 boepd (1) Now on sub-pump 2014 Activity Four wells planned Snake Eyes 1H drilling Spanish Eyes 1H permitted Austin Chalk and Buda also prospective Abraxas Grass Farm #1H 1st Prod: 9-1-11 Abraxas Blue Eyes #1H Cinco Area Recent Activity Hunt Area Recent Activity EOG Area Recent Activity The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

* Eagle Ford Cave Cave 410 acre lease block, 100% WI First well completing 4 potential locations (red) 9,000’+ lateral length Offset operators include Chesapeake, EOG and Marathon Best month cumulative oil shown in green Range 14-23 mbo

* Eagle Ford Dilworth East Dilworth East 440 acre lease block, 100% WI First well waiting on completion 4 potential locations (red) 5,000’+ lateral length Best month cumulative oil shown in green Range 9-22 mbo

Eagle Ford

Focused on Execution

ABRAXAS

Jourdanton

Well	Area	Lat. Length	Stages	30-day IP (boepd) (1)	Status
Blue Eyes 1H	Jourdanton	5,000	22	405	Producing
Snake Eyes 1H	Jourdanton	5,000	NA	NA	Drilling
Spanish Eyes 1H	Jourdanton	5,000	NA	NA	Permitted

Cave

Well	Area	Lat. Length	Stages	30-day IP (boepd) (1)	Status
Dutch 2H	Cave	9,000	36	NA	Completing

Dilworth East

Well	Area	Lat. Length	Stages	30-day IP (boepd) (1)	Status
R Henry 2H	Dilworth East	5,000	25	NA	Waiting on completion

(1) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

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Abraxas' "Hidden" Gas Portfolio



WARD COUNTY
REEVES COUNTY

2012 Ward County Acquisition

▪Acquisition of Partners' Interests in West Texas

▪ Purchase Price	$6.7mm[1]
▪ PDP PV-15	$6.7mm[2]
▪ Production	1,440 mcfepd
▪ Reserves	7.613 bcfe
▪ Production	$4,650/mcfe/day
▪ Reserves	$.88/mcfe

Edwards (South Texas)

▪PDP: 7.8 bcfe (net)
- Keuster 1H: 10.5 bcfe gross
- Previous risked offsetting PUD locations 27.9 bcfe (net)
- 11 gross/7 net locations dropped to PRUD (SEC 5 year rule)

▪7 gross/5 net locations drilled/completed yet to be frac'd unbooked

▪Edwards economics
- New drill $7.0 million/well/4.0 bcfe EUR/F&D $1.73/mcfe
- 20% ROR at $4.30/mcfe realized price
- Refrac: $0.7 million/well/0.5 bcfe EUR/F&D $1.40/mcfe
- 20% ROR at $1.98/mcfe realized price

Montoya / Devonian (Delaware Basin, West Texas)

▪PDP 28.0 bcfe (net)
- Caprito 98 98 01U Devonian 39.0 bcfe gross
- Howe GU 5 1 Devonian 31.7 bcfe gross

▪Previous risked offsetting PUD locations 29.7 bcfe (net)
- 12 gross/6 net locations dropped to PRUD (SEC 5 year rule)

▪Montoya economics
- $5.0 million/well/6.6 bcfe EUR/F&D $.75/mcfe
- 20% ROR at $3.16/mcfe realized price

▪Devonian economics
- $5.8 million/well/7.6 bcfe EUR/F&D $0.76/mcfe
- 20% ROR at $2.51/mcfe realized price

Other

▪Eagle Ford Shale, Yoakum 1,908 net acres/~24 net locations, unbooked

▪PRB, Turner (~50% gas) 2 gross (1.7 net) PUD/50 gross (13 net) PRUD locations, 40.6 bcfe (net)

▪Delaware Basin, Hudgins Ranch: 3 gross/2.6 net PSUD locations, 9.1 bcfe (net)

▪Delaware Basin, Nine Mile Draw: 40 gross/31 net PSUD locations 18.0 bcfe (net)

▪Williston Basin, Red River: 1 gross/.8 net PRUD location 2.1 bcfe (net)

(1) Net of purchase price adjustments
(2) PV10 calculated using strip pricing as of 5/1/12 = $2.29

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* Additional Assets Average net production for the month ending November 2013. As of 12/31/2013

* Additional Assets As of 12/31/2013 Tax assessment of AXAS surface ownership in 162 acres Coke, TX; 613 acres and offices in Scurry, TX. Purchase price of AXAS 1,769 acres and offices in San Patricio, TX; 12,178 acres Pecos, TX; 582 acres and condos in McKenzie, ND; 50 acres DeWitt, TX.

* Catalyst Rich First Quarter Upcoming Catalysts on High Working Interest Wells

* Appendix

* Powder River Basin Turner Sandstone Horizontal Play Powder River Basin: Turner Sandstone Isopach of Turner thickness Multiple producing vertical wells, tight sandstone Horizontal exploitation with multi-stage fracs recently AXAS – 21,733 net acres (not all on map)

* Powder River Basin Campbell & Converse Co., WY Powder River Basin: Turner Sandstone Porcupine Field 26/9 gross/net wells Hedgehog State 16-2H Cum Production (1): 193 mboe Gross/net: 55/47 mbo Gross/net: 825/697 mmcf Current Production (2) 56 bopd, 808 mcfpd, 46 bpd 28 EOG Turner wells Average production per well per month 6.6 mbo, 63 mmcf Hedgehog 16-2H Production Cum production estimated through 12/31/13. Monthly average as of 11/30/2013.

* Portilla Field San Patricio County, TX Portilla Field Annual Capex of $1 million to maintain flat decline rate Numerous infill and work over opportunities 100% WI ownership Abraxas owns 1,769 surface acres Ideal CO2 candidate, 10% additional recovery = 8 mmbo Cum Production (1) ~80 mmbo + ~92 bcf Gross from Frio sands Current Production (2) 169 boepd Net 100% Surface Ownership Cum production estimated through 11/30/13. Monthly average as of 11/30/2013.

* Permian Basin Spires Ranch SHERIDAN 81 SW NENA LUCIA UNIT SHERIDAN 905 SW NENA LUCIA UNIT Example of Abraxas Horizontal Strawn Well NW SE Nena Lucia Field: Discovered in 1955 Reef build-up currently on waterflood Cum production (1) ~38.7 mmbo Gross ~114.7 bcf Gross Abraxas’ Spires Ranch: Acreage located West of Nena Lucia Horizontal wells targeting algal mounds that developed in front of the main reef Modified from Toomey and Winland (1973) Nena Lucia LUCIA NENA COKE COUNTY, TX Cum production estimated through 11/30/13.

Permian Basin

Millican Reef

Millican Reef & NE Millican:

- Targeting Gunsight and King sand
- Additional exploratory opportunities
- Cum Production (1)
  - ~1 mmbo
- Current Production (2)
  - 33 boepd net



NE Millican
Millican Reef
DEVON
Price C #1H
Recent Cline Shale
Completion

(1) Cum production estimated through 11/30/13.
(2) Monthly average as of 11/30/2013.

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Permian Basin

Bell, Cherry and Brushy Canyon Production

Abraxas Cherry Canyon Field:

- 30 Active Wells, three zones
- Waterflood potential
  - 27 active wells
  - Eight Proposed Injection Wells
- Horizontal potential
- Cum production (1)
  - ~5 mmboe Gross
- Current production (2)
  - 171 boepd Net


Ward County, Texas


BLK 17
ABRAXAS Cherry CNYN FLD
CAPRITO FLD
Ward
BLOCK 16 FLD
BLK 16
RHODA WALKER FLD
CAVEAT EMPTOR FLD
ABRAXAS
DELAWARE CANYON PRODUCTION
Ward County, TX

(1) Cum production estimated through 11/30/13.
(2) Monthly average as of 11/30/2013.

34

* Howe Deep: One active Montoya well Five active Devonian wells Cum production (1) ~62 bcf Gross Current production (2) 1,373 mcfepd Net Horizontal Wolfcamp Potential Permian Basin Howe Deep Cum production estimated through 11/30/13. Monthly average as of 11/30/2013.

* R.O.C. Deep: Six active Montoya wells Four active Devonian wells One active Ellenburger well Cum production (1) ~138 bcf Gross Current production (2) 1,429 mcfepd Net Permian Basin R.O.C. Deep Cum production estimated through 11/30/13. Monthly average as of 11/30/2013.

* NASDAQ: AXAS